EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Phillip Michael Hardy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of eLinear, Inc. on Form 10-KSB/A (First Amendment) for the annual period ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of eLinear, Inc.

eLinear, Inc.

Date: April 6, 2006	By:	/s/ Phillip Michael Hardy
Phillip Michael Hardy
Principal Financial and Accounting Officer